Exhibit 10.103



                          WAREHOUSE SECURITY AGREEMENT

     WAREHOUSE SECURITY AGREEMENT, dated as of June 24, 1998, between E-LOAN, INC., a California corporation (the "Assignor"), and GE CAPITAL MORTGAGE SERVICES, INC., a Now Jersey corporation, as security agent (the "Security Agent") for the benefit of Cooper River Funding Inc. (the "Lender") as the landlord under the Warehouse Credit Agreement, dated as of June 19, 1998, among the Assignor, the Lender and GB Capital Mortgage Services, Inc., as Agent (as the same may from time to time be amended or supplemented, the "Warehouse Credit Agreement"). Capitalized terms used herein and not defined herein shall have the meanings specified in the Warehouse Credit Agreement.

                              W I T N E S S E T H:
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     WHEREAS, the Assignor desires to receive Advances under the Warehouse
Credit Agreement;

     WHEREAS, the Lender has agreed to provide the Advances to the Assignor on the terms and conditions specified in the Warehouse Credit Agreement; and

     WHEREAS, it is a condition precedent to the effectiveness of the Warehouse Credit Agreement and the making of the Advances that the Assignor shall have executed and delivered this Warehouse Security Agreement to the Security Agent;

     NOW, THEREFORE, in consideration of the benefits to the Assignor the receipt and sufficiency of which am hereby acknowledged, the Assignor hereby makes the following representations and warranties to the Security Agent and hereby covenants and agrees with the Security Agent as follows:

     1. SECURITY INTERESTS. As security for the Prompt and complete payment and Performance when due of all of the Obligations, the Assignor does hereby sell, pledge, assign, hypothecate, transfer and grant unto the Security Agent, for the benefit of the Lender, a continuing security interest of first priority in all of the right, title and interest of the Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired (all of the following, collectively, the "Collateral"):

               (i) all Mortgage Loans which from time to time are, or are required to be, pledged or delivered to the Security Agent hereunder or pursuant to the Warehouse Credit Agreement, and all Mortgage Loans as to which any Collateral Document is, or is required to be, pledged or delivered to the Security Agent hereunder or pursuant to the Warehouse Credit Agreement, in each case including, without limitation, each Mortgage Note evidencing each such Mortgage Loan and each Mortgage securing each such Mortgage Note;

               (ii) all Mortgage-backed Securities which from time to time are, or an required to be, pledged or delivered to, or registered by book-entry in the name of, the


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                                                                  Exhibit 10.103


     Security Agent or any designee thereof or agent therefor hereunder or pursuant to the Warehouse Credit Agreement;

               (iii) all Liquid Assets which am from time to time pledged or delivered to, or registered by book-entry in the name of, the Security Agent or any designee thereof or agent therefor hereunder and pursuant to the Warehouse Credit Agreement and all instruments or certificates evidencing any such Liquid Assets;

               (iv) all General Intangibles, Instruments and Chattel Paper evidencing, securing, supporting or relating to Mortgage Loan or Mortgage-backed Securities described in clauses (i) or (ii) above, including, without limitation, causes of action, foreclosure suits and any judgments therein, relating thereto;

               (v) all Receivables, Contracts, and Contract Rights relating to Mortgage Loans or Mortgage-backed Securities described in clause (i) or
     (ii) above and pursuant to the Warehouse Credit Agreement, including, without limitation, (A) all Purchase Commitments, (B) all Master Commitments, (C) all commitments to insure or guarantee and all guarantees,
     (D) all insurance policies and any claims thereunder, (E) rights to maintain any escrows, (F) rights under any agreement pursuant to which any Mortgage Loan or Mortgage-backed Security described in clauses (i) or (ii) above was purchased or issued, as the case may be, and (G) all escrow accounts and all monies, securities and instruments deposited or required to be deposited in the escrow accounts;

               (vi) (vi) all rights of the Assignor to service any Mortgage Loan described in clause (i) above and to receive any payment or compensation for the. servicing of any such Mortgage Loan, and all rights to receive from any mortgagor on whose behalf the Assignor has advanced funds, and whose Mortgage Loan is described in clause (i) above or whose Mortgage Loan secures a Mortgage-backed Security described in clause (ii) above, payment or reimbursement of the amount so advanced;

               (vii) all Collateral Documents and all other documents, instruments, certificates, forms, statements, surveys, appraisals, correspondence, files, tapes, discs, cards, computer programs, accounting records and other information and data relating to any or all of the foregoing;

               (viii) all Interest Rate Hedging Contracts with respect to the Mortgage Loan described in clause (i) above; and

               (ix) any proceeds of any and all of the foregoing.

     2. POWER OF ATTORNEY. The Assignor hereby constitutes and appoints each of the Security Agent and the Lender its true and lawful attorney, irrevocably, with fun power after the occurrence of a Default(in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to the Assignor under or arising out of the Collateral, to execute and deliver any consents, approvals, powers of attorney, assignments of mortgages, purchase contracts or any other documents related to the Collateral, to endorse any check or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which

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                                                                  Exhibit 10.103


the Security Agent or the Lender may deem to be necessary or advisable in the promises, which appointment as attorney is coupled with an interest.

     3. PAYMENTS ON THE COLLATERAL. If, while this Security Agreement is in effect, the Assignor shall become entitled to receive or shall receive any principal or interest or any other payment in respect of the Collateral, the Assignor agrees to accept the same as the Security Agent's agent and to hold the same in trust on behalf of the Security Agent, and, if required to do so pursuant to the terms of the Warehouse Credit Agreement, to deliver the same forthwith to the Security Agent. All sums of money so paid in respect of the Collateral which are received by the Assignor and paid to the Security Agent shall be credited against the Obligations. So long as no Default or Event of Default has occurred and is continuing, any amounts received by the Security Agent in respect of the stated interest on any Collateral in excess of the amounts then owing to the Lender pursuant to the Warehouse Credit Agreement and the Note shall, upon request of the Assignor, be remitted to the Assignor subject to the deduction therefrom by the Security Agent of such amount as the Agent shall reasonably designate as a reserve for application to any fees or accrued interest payable by the Assignor with respect to the calendar month in which such amounts are received by the Security Agent.

     4. RELEASE OF COLLATERAL; SUBSTITUTION. (a) So long as no Default or Event of Default has occurred and is continuing or would result therefrom, upon the Assignor's request therefor and a prepayment by the Assignor of Advances in an amount sufficient to cause the amount of Advances outstanding to be less than or equal to the Borrowing Base (calculated without reference to any Collateral which the Assignor requests be released from the Lien granted pursuant hereto) and a deposit by the Assignor of such amount as the Agent shall reasonably designate as a reserve for application to any fees or accrued interest payable under the Warehouse Credit Agreement with respect to the calendar mouth in which such prepayment occurs, the Security Agent shall, within one Business Day after the later of the receipt of such request or such prepayment and deposit, release from the Lien granted pursuant hereto and deliver to the Assignor (i) the Collateral corresponding to such Mortgage Loan(s) or Mortgage-backed Security(ies) and (ii) the Collateral Documents pertaining thereto.

          (b) So long as no Default or Event of Default has occurred and is continuing, in lieu of any required prepayment of principal pursuant to Section
4.02 of the Warehouse Credit Agreement, the Assignor may, subject to the terms and conditions of the Warehouse Credit Agreement and the consent of the Agent, substitute and pledge additional Eligible Mortgage Loans and/or Eligible Nonconforming Mortgage Loans (together with all required Collateral Documents with respect thereto) having a Collateral Value in an amount such that immediately after giving effect to such substitution or addition, such prepayment is no longer required.

          (c) In the event that the Security Agent shall be required to release any Collateral pursuant to the provisions of Sections 4.03 or 4.04 of the Warehouse Credit Agreement, the Security Agent shall release any such Collateral consisting of Mortgage Loans under the following circumstances:

               (i) To an Investor (or its custodian) under a bailee agreement in the form of either Schedule I or Schedule II attached hereto (a "Bailee Agreement"), as and to the extant required hereunder, for its examination and purchase, which Bailee

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                                                                  Exhibit 10.103


Agreement shall provide instructions to such investor (or its custodian) to remit payment directly to the Security Agent (but in no event shall such amounts be paid to the Security Agent later than the date of settlement) or to return the Collateral to the Security Agent within 21 days, in accordance with the Security Agent's instructions, and subject to the following:

                    (A) such delivery may be made upon the receipt by the Security Agent of a written request from the Assignor at least one Business Day before such delivery is to be made. provided that such delivery is in compliance with the terms of the applicable Purchase
          Commitment:

                    (B) before the Security Agent shall deliver any Collateral to GNMA, FHLMC, FNMA or any other Investor or to any custodian for such Investor, the Assignor shall have delivered to the Security Agent copies of all necessary or appropriate forms, schedules and/or other documents requested by the Security Agent to effect delivery and payment thereof in accordance with instructions to be provided by Security Agent; and

                    (C) the forms described In the preceding clause (B) shall be delivered to GNMA, FNMA, FHLMC or such other Investor, or to a custodian for any thereof, as the case may be, in connection with the delivery of the Collateral.

               (ii) If a pledged Collateral Document requires correction, to the Assignor under cover of a bailee letter requiring the document to be returned to the Security Agent within 14 days as set forth hereunder,

          (d) In the event that the Security Agent shall be required to release any Collateral pursuant to the provisions of Section 4.03 or 4.04 of the Warehouse Credit Agreement, the Security Agent shall release any such Collateral consisting of Mortgage-backed Securities to the Investor under the related Purchase Commitment on the settlement date specified in such Purchase Commitment by book-entry transfer of such Mortgage-backed securities to the account of such Investor against the wire transfer to the account of the Security Agent of the full purchase price specified in such Purchase Commitment; provided that the Security Agent shall have received from the Investor or the Assignor appropriate instructions with respect to such delivery, transfer and payment.

          (e) Notwithstanding anything in the foregoing to the contrary, the Security Agent shall not be obligated to take any action in respect of any release of any Collateral which would adversely affect any possessory lien in favor of the Leader in such Collateral unless such release, is for the purpose of terminating such possessory lien.

     5. RIGHTS OF THE SECURITY AGENT. The Security Agent shall not be liable for failure, to collect under or realize upon any Collateral or any part thereof, or for any delay in to doing nor shall it be under any obligation to take any action whatsoever with regard thereto. If an Event of Default or Default has occurred and is continuing, the Security Agent may thereafter, without notice, exercise all rights, privileges or options pertaining to any Collateral as if it were the absolute owner thereof, upon such terms and conditions as it may determine, all without liability

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                                                                  Exhibit 10.103


except to account for property actually received by it, but the Security Agent shall have no duty to exercise, any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

     6. REMEDIES. The Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject only to any mandatory requirements of applicable law then in effect, the Security Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights of a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

          (a) Instruct the obligor or obligors on any agreement, instrument or other obligation constituting the Collateral to make any payment required by the terms of such instrument, agreement or obligation directly to the Security Agent and, in connection therewith, complete and deliver to such obligors the notification letters from the Assignor delivered to the Security Agent pursuant to Section 10(c) hereof; and

          (b) Sell, assign or otherwise liquidate, or direct the Assignor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, on a servicing released basis or otherwise, and take possession of the proceeds of any such see, assignment or liquidation. Any Collateral may be sold, assigned, or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Security Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. To the extent permitted by any such requirement of law, the Security Agent on behalf of the Lender and/or the holder of the Note may bid for and become the purchaser of the Collateral, or any item thereof, offered for sale in accordance with this Section 6 without accountability to the Assignor (except to the extent of surplus money received as Provided in Section 8). The Security Agent need give the Assignor only such notice of disposition as shall be required under the provisions of applicable law.

     7. WAIVER OF CLAIMS. (a) Except as otherwise provided in this Agreement, THE ASSIGNOR hereby waives, TO THE EXTENT PERmitTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARINg IN connection with the security agent's DISPOSITION OF ANY OF THE COllATERAL., INCLUDING, WITHOUT LimitATION, ANY AND ALL PRIOR NOTICE AND heARING FOR any prejudgment remedy or remedies AND ANY SUCH RIGHT WHICH the ASSIGNOR WOUld OtheRWISe HAVE UNDER the CONSTITUTION or any statutes of the united states or of any state, and the Assignor hereby further waives, to the extent permitted by law:

               (i) All requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Security Agent's rights hereunder; and

               (ii) All rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law In order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any


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                                                                  Exhibit 10.103


     portion thereof, and the Assignor, for itself and all who may claim under it, insofar as it now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or amy other realization upon, any Collateral shall operate to divest all right, fide, interest, claim and demand, either at law or in equity, of the Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against the Assignor and against any and all Persons claiming or attempting g to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Assignor.

          (b) The Assignor hereby waives any Claims for damages or otherwise which it may have against the Security Agent for any acts the Security Agent may take as Security Agent hereunder pursuant to the direction of the Lender, the Agent or the Collateral Agent. In the event that a dispute should arise over whether any item of the Collateral is subject to the rights of a third party, the Security Agent agrees, at the request of the Lender, the Agent or the Collateral Agent, to deliver such Collateral to the Lender, the Agent or the Collateral Agent, as the case may be, or its designee, and the Assignor agrees, to hold the Security Agent harmless in respect of claim of such third parties arising from such delivery.

     8. APPLICATION OF PROCEEDS. The proceeds of any Collateral disposed of pursuant to Section 6 shall be applied as follows:

          (a) To the payment of any and all expenses and fees (including reasonable attorneys' fees) incurred by the Security Agent in disposing of Collateral and my and all amounts incurred by the Security Agent in connection therewith;

          (b) Next, any surplus then remaining to the payment of the Obligations it the following order of priority:

               (i)  all interest accrued and unpaid on the Advances made;

               (ii) the principal amount owing on the Advances made;

              (iii) the Fees then owing to the Lender and the Security Agent;
                    and

               (iv) all other Obligations then owing.

          (c) (c) If the Commitment is then terminated, and no other Obligation is outstanding, any surplus then remaining shall be paid to the Assignor, subject, however, to the rights of the holder of any then existing Lien of which, the Security Agent has actual notice (without investigation); it being understood that the Assignor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the sums referred to in clauses (a) and (b) of this Section 8 with respect to the Assignor.

     9. DISCONTINUANCE OF PROCEEDINGS. In case the Security Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Security Agent, then and in every such case the Assignor, the Security Agent and each holder of any of the Obligations shall be restored

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                                                                  Exhibit 10.103


to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement and all rights, remedies and powers of the Security Agent shall continue as it no such proceeding had been instituted.

     10. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ASSIGNOR. The Assignor represents and warrants on the date hereof, on each date on which any Advance is made and on each date on which any Mortgage Loans or Mortgage-backed Securities are delivered to the Security Agent for the purposes of pledge hereunder, and covenants that:

          (a) NECESSARY FILINGS. All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by the Assignor hereby in respect of the Collateral have been accomplished and the security interest granted pursuant to this Agreement in and to the Collateral constitutes a valid and enforceable perfected security interest therein superior and prior to the rights of all other Persons therein and subject to no other Liens (except that the Collateral may be subject to Liens permitted pursuant to Section 8.01 of the Warehouse Credit Agreement) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security Interests.

          (b) NO LIENS. The Assignor is, and as to Collateral acquired by it from time to time after the date hereof the Assignor will be, the owner of all the Collateral free from any Lien or other right, title or interest of any Person (other than Liens permitted pursuant to Section 8.01 of the Warehouse Credit Agreement), and the Assignor shall defend the Collateral against all claims and demands of a Persons at any time claiming the same or any interest therein adverse to the Lender;

          (c) OTHER FINANCING STATEMENTS. There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral and so long as the Commitment has not been terminated, the Note is outstanding or any of the Obligations, remain unpaid, the Assignor will not execute or authorize to be filed In any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by the Assignor.

          (d) CHIEF EXECUTIVE OFFICES; RECORDS. The chief executive office of the Assignor is located at the address set forth opposite its signature hereto. The Assignor will not move such office except to such new location as the Assignor may establish in accordance with the last sentence of this Section 10(d). Except as provided in the Warehouse Credit Agreement, the originals of all documents evidencing the Collateral and the only original books of account and records of the Assignor relating thereto are, and will continue to be, kept at such chief executive office, or at such new locations as the Assignor may establish in accordance with the last sentence of this Section 10(d). Except as provided in the Warehouse Credit Agreement, all of the Collateral is, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, such office locations shown above, or such new locations as the Assignor may establish in accordance with the last sentence of this Section 10(d). The Assignor shall not establish a new location for such offices

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


until (i) it shall have given to the Security Agent not less than 45 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Security Agent may reasonably request, and (ii) with respect to such new location, it shall have taken all action, satisfactory to the Security Agent, to maintain the security interest of the Security Agent in the Collateral intended to be, granted hereby at all times fully perfected and in full force and effect.

          (e) OBLIGOR NOTICES. The Assignor shall deliver to the Security Agent at the time of the initial pledge of Collateral to the Security Agent hereunder, and at such times thereafter as the Security Agent shall request, such number of form letters to obligors on Mortgage Loans as the Security Agent shall reasonably request, such letters to be on the Assignee's letterhead, addressed in blank, signed by the Assignor and instructing such obligors that, commencing with the payment date following receipt thereof, all payments to be made by such obligor on such obligor's Mortgage Loan shall henceforth be made to the security Agent or its designee. The Security Agent agrees that it will only complete and/or deliver any such letter to an obligor on a Mortgage Loan if an Event of Default shell have occurred and be continuing and any cure period provided in the Warehouse Credit Agreement shall have expired. The Security Agent shall give the Assignor notice of its delivery of any such letters.

          (f) PROTECTION OF SECURITY. The Assignor will do nothing to Impair the rights of the Security Agent or Lender in the Collateral.

          (g) NO DISPOSITION, ETC. Without the prior written consent of the Security Agent, the Assignor agrees that it will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except for Liens permitted pursuant to Section 8.01 of the Warehouse Credit Agreement and the Lien and security interest provided for by this Agreement and except for any sale or other disposition as permitted under Sections 4(c)(i) and 4(d) of this Agreement.

          (h) FURTHER ACTIONS. Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Security Agent from time to time such lists, descriptions and designations of the Collateral, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral, and other property or rights covered by the security interest hereby granted, which the Security Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral. The Assignor will pay any applicable filing fees and related expenses. The Assignor authorizes the Security Agent to file any such financing statement without the signature of the Assignor to the extent permitted by applicable law.

          (i) MORTGAGE FILES AND RELATED RECORDS. The Assignor, if it is servicing any Mortgage Loans pledged as Collateral or any Mortgage Loans which secure a Mortgage-backed Security pledged as Collateral, will maintain (or will cause any subservicer thereof to maintain) satisfactory and complete records with respect to such Mortgage Loans (including but not limited to any applicable credit/origination files) sufficient to permit the proper servicing and efficient

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                                                                  Exhibit 10.103


sale thereof. Upon the occurrence of an Event of Default; the Assignor will (i) deliver and turn over to the Security Agent, or at the option of the Security Agent shall provide the Security Agent with access to, at any time on demand of the Security Agent, the mortgage files maintained by the Assignor with respect to, and all books, records and computer software, tapes or disks relating to, the Mortgage Loans pledged as Collateral hereunder and/or (ii) allow the Security Agent to occupy the premises of the Assignor where such mortgage files, books, records and computer tapes an located and utilize such premises and the equipment located thereon to service, administer and collect the Collateral.

          (j) MORTGAGE NOTES. The Assignor shall notify the Security Agent (x) of (i) any payment default in respect of any pledged Collateral which has continued for 30 days, 60 days or 90 days, respectively, and any other material default In any other term of any pledged Collateral, (ii) the occurrence of an Insolvency Event (of which the Borrower has knowledge) in respect of any obligor on any Mortgage Loan pledged as Collateral and (iii) the commencement of foreclosure or similar proceedings in respect of the premises which secure any Mortgage Loan pledged as Collateral, such notice to be delivered not later than three (3) Business Days following the occurrence thereof in the cast of clauses
(i) and (iii) and promptly upon the Assignee's receiving notice or otherwise becoming aware thereof in the case of clause (ii) and (y) immediately upon the payment by any mortgagor of principal under any Mortgage Note then hold by the Security Agent hereunder in an amount of $1,000 or more in excess of the regularly scheduled installment thereon, identifying the loan number of such Mortgage Loan and the amount so paid.

          (k) RECOURSE. This Agreement Is made with full recourse to the Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of the Assignor contained herein, in the Warehouse Credit Agreement and otherwise in writing in connection herewith or therewith.

     11. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability In any jurisdiction shall not invalidate or render unenforceable such provision In any other jurisdiction.

     12. NO WAIVER, REMEDIES CUMULATIVE. The Security Agent shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Security Agent, and then only to the extent therein set forth. A waiver by the Security Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Security Agent would otherwise have on any future occasion. No failure or delay on the part of the Security Agent or any holder of the Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Assignor and the Security Agent or the holder of the Note shall operate as it waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other fight power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document provided are cumulative and may be exercised singly or concurrently, and are not

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                                                                  Exhibit 10.103


exclusive of any rights, powers or remedies which the Security Agent or the holder of the Note would otherwise have. No notice to or demand on the Assignor in any case shall entitle the Assignor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Security Agent or this holder of the Note to any other or further action in any circumstances without notice or demand. In the event that the Security Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then the Security Agent may recover the reasonable expenses, including attorneys' fees incurred in such suit and the amounts thereof shall be included in such judgment.

     13. INDEMNITY; REIMBURSEMENT. (a) The Assignor agrees to indemnify, reimburse and hold the Security Agent the holder of the Note, and their respective officers, directors, employees, representatives, agents and assigns (hereinafter in this Section 13 referred to individually as an "Indemnitee" and collectively as the "Indemnitees") harmless from any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 13 the foregoing are collectively called "expenses") of whatsoever kind or nature which may be imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Credit Document or the documents executed in connection herewith and therewith or in any other way connected with the administration of the transactions contemplated hereby and thereby or the enforcement of any of the terms of or the preservation of any rights under any thereof, or in any way relating to or arising out of the ownership, ordering, purchase, delivery, control, acceptance, financing, possession, condition, sale, return or other disposition or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit; any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability. or for or on account of injury to or the death of any Person (including any Indemnitee), or for property damage) or any contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 13(a) for expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee. The Assignor agrees that upon written notice by any Indemnitee of any assertion that could give rise to an expense, it shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the Assignor of any such assertion of which such Indemnitee has knowledge.

          (b) Without limiting the application of Section 13(a), the Assignor agrees to pay, or reimburse the Security Agent for, any and all fees, costs and expenses of whatever kind or nature incurred by it in connection with (i) the handling of the Collateral and its other obligations hereunder and the enforcement of its rights hereunder and (ii) the creation, preservation or protection of the Security Agent's Lien on, and security interest in, the Collateral, including, without limitation, any fees, costs and expenses in connection with the transmittal and delivery of any Mortgage Loan or related documents to any third party, the delivery, storage, pledge, registration or sale of Mortgage-backed Securities, all fees and tuft in connection with the recording or filing of instruments and documents in public offices, payment of discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance With respect to the Collateral and all other fees, costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of any legal counsel, public accountant and other expert or advisor retained by the Security Agent) in connection with protecting, maintaining or preserving

                                                                  Exhibit 10.103


the Collateral and the Lender's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

          (c) Without limiting the application of Section 13(a) or (b), the Assignor agrees to pay, indemnify and hold each Indemnitee harmless from and against any expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any representation by the Assignor in this Agreement or any of the other Credit Documents or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any of the other Credit Documents.

          (d) If and to the extent that the Obligations of the Assignor under this Section 13 are unenforceable for any reason, the Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

     14. DEFINITIONS. The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural form of the terms defined.

     "Agreement" shall mean this Warehouse Security Agreement, as modified, supplemented or amended from time to time.

     "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

     "Chattel Paper" shall have the meaning assigned that term under the UCC.

     "Collateral" shall have the meaning provided in Section 1.

     "Contract Rights" shall mean all rights of the Assignor (including, without limitation, all rights to payment) under each Contract.

     "Contracts" shall mean all contracts between the Assignor and one or more additional parties.

     "Documents" shall have the meaning assigned that term under the UCC.

     "General Intangibles" shall have the meaning assigned that term under the UCC.

     "Indemnitee" shall have the meaning specified in Section 13.

     "Instrument" shall have the meaning assigned that term under the UCC.

     "Interest Rate Hedging Contract" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate insurance arrangement, future or option contract in respect of U.S. government securities or Mortgage-backed Securities or any other agreement, arrangement or security position designed to provide protection to the Assignor against fluctuations in interest rates.

                                                                  Exhibit 10.103


     "Obligations" shall mean: (a) all indebtedness, fees, obligations and liabilities (including, without limitation, guarantees and other contingent liabilities) of the Assignor to the Lender, the Agent, the Security Agent or the holder of the Note arising under or in connection with any Credit Document; (b) any and all sums advanced by the Security Agent in order to preserve the Collateral or preserve its security interest in the Collateral and any other amounts owing to the Security Agent hereunder; and (c) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of the Assignor referred to in clause (a), after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or f any exercise by the Security Agent of its rights hereunder, together with reasonable attorneys' fees and court costs.

     "Proceeds" shall have the meaning assigned that term under the UCC or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity or warranty or payable to the Security Agent or the Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority), (iii) any and all securities issued with respect to any of the Collateral (whether issued by GNMA, FNMA, FHLMC or otherwise) and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral (including, without limitation, under any Purchase Commitment, Master Commitment or guaranty or commitment for guaranty).

     "Receivables" shall mean any "account' as such is defined in the UCC, now or hereafter owned by the Assignor and, in any event shall include, but shall not be limited to, all rights to payment whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper or other evidence of indebtedness of security, together with (i) all security pledged, assigned, hypothecated or granted to or hold by the Assignor to secure the foregoing, (ii) all of the Assignor's right, title and interest in and to any property or goods, the sale of which give rise thereto, (iii) all guarantees, endorsements and identifications on, or of, any of the foregoing, (iv) all powers of attorneys for the execution of any evidence of indebtedness or security or underwriting in connection therewith, (v) all books, records, ledger cards, data and invoices relating thereto, (vi) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties and certificates from filing or other registration officers, (vii) all credit information, reports, memoranda relating thereto and (viii) all other writings related In any way to the foregoing,

     "Security Agent" shall have the meaning provided in the first paragraph of this Agreement.

     "UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New Jersey or in any other relevant jurisdiction, as applicable.

                                                                  Exhibit 10.103


     'Warehouse Credit Agreement" shall have the meaning provided in the first paragraph of this Agreement.

     15. NOTICES. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section 11.02 of the Warehouse Credit Agreement

     16. OBLIGATIONS ABSOLUTE. The obligations of the Assignor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, any of the Credit Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement or any other Credit Document; (c) any furnishing of any additional security to the Security Agent or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by the Security Agent; or (d) any invalidity, irregularity or unenforceability of all or part of the Obligations or of any security therefor.

     17. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, including, but not limited to, the Collateral Agent; provided, however, that the Assignor may not assign or transfer any Of its rights or obligations hereunder without the prior written consent of the Security Agent. All agreements, statements, representations and warranties made by the Assignor herein or in any certificate or other instrument delivered by the Assignor or on its behalf under this Agreement or any Credit Document shall be considered to have been relied upon by the Security Agent and shall survive the execution and delivery of this Agreement and the other Credit Documents regardless of any investigation made by the Security Agent or on its behalf.

     18. HEADINGS, DESCRIPTIVE, ETC. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. All references to Sections are to Sections of this Agreement unless otherwise specified. The words "hereof," "herein," "hereto," and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

     19. ASSIGNOR'S DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that the Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Security Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Security Agent be required or obligated in any manner to perform or fulfill any of the obligations of the Assignor under or with respect to any Collateral.

                                                                  Exhibit 10.103


     20. TERMINATION; RELEASE. After the termination of the Commitment, and when all Obligations have been paid in fall and the Note is no longer outstanding, this Agreement shall terminate, and the Security Agent, at the request and expense of the Assignor, will execute and deliver to the Assignor the proper instruments acknowledging the termination of this Agreement, and will duly assign, transfer and deliver or cause to be delivered to the Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in possession of the Security Agent and has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

     21. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same Instrument.

     22. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE. (a) This Agreement and the rights and obligations of the parties hereunder shall be construed is accordance with and be governed by the law of the State of New York, without regard to principles of conflicts of laws. Any legal action or proceeding against the Assignor with respect to this Agreement may be brought in the courts of the State of New Jersey located in Camden County or in the United States Federal Courts located in Camden County, and, by execution and delivery of this Agreement, the Assignor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.

          (b) The Assignor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in clause (a) above and further hereby irrevocably waives and agrees not to plead or claim in any such court that any such action, or proceeding brought in any such court has been brought in an inconvenient forum.

     23. WAIVER OF JURY TRIAL. THE ASSIGNOR AND THE SECURITY AGENT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OR ANY PARTY RELATING HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURITY AGENT TO ENTER INTO THIS AGREEMENT ON BEHALF OF THE LENDER.

     IN WITNESS WHEREOF, the Assignor and the Security Agent have caused this Security Agreement to be duly executed and delivered on the day and year first above written.

                                                                  Exhibit 10.103


6200 Village Parkway, Suite 102           E-LOAN, INC.,
Dublin, CA 94568                          as Assignor
Telephone No.: (925) 241-2407
Facsimile No.: (925) 556-2614
                                          By:    /s/ JANINA PAWLOWSKI
                                                 -------------------------------
                                          Name:  JANINA PAWLOWSKI
                                                 -------------------------------
                                          Title: CEO
                                                 -------------------------------
Three Executive Campus                    GE CAPITAL MORTGAGE SERVICES, INC.
Cherry Hill, NJ 08002                     as Assignor
Attention:  Martin Schroeter
Telephone No: (609) 661-6110
Facsimile No.: (609) 7528                 By:    /s/ JOHN DOULONG
                                                 -------------------------------
                                          Name:  JOHN DOULONG
                                                 -------------------------------
                                          Title: VICE PRESIDENT
                                                 -------------------------------

                                                                  Exhibit 10.103
                                   SCHEDULE I

                            FORM OF BAILEE AGREEMENT

                                BAILEE AGREEMENT

     Bailee Agreement, dated as of ________________, 199__ (this "Agreement"), by and between ____________________________ [INSERT NAME OF THE
INVESTOR/PURCHASER] (the "Purchaser") and GE Capital Mortgage Services, Inc., in its capacity as Security Agent for the Lender referred to below (the "Security Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -


     WHEREAS, pursuant to the term of that certain Warehouse Credit Agreement dated as of _____________, 199__ (the "Warehouse Credit Agreement"), by and among Cooper River Funding Inc. (the "Lender"), __________________ [INSERT NAME OF THE BORROWER] (the "Borrower") and GE Capital Mortgage Services, Inc., as Agent thereunder for the Lender, the Lender may, from time to time, make warehouse loans to the Borrower for the purposes of the Borrower to fund residential mortgage loans (collectively, "Mortgage Loans");

     WHEREAS, the, Borrower has granted to the Security Agent for the benefit of the Lender a security interest in and to the mortgage notes and the other mortgage loan documentation relating to the Mortgage Loan (collectively, the "Collateral") as security for the Warehouse Loans;

     WHEREAS, the Purchaser and the Borrower have entered into one or more purchase commitments or purchase contracts (the "Purchase Contacts") pursuant to which the Purchaser proposes to purchase from the Borrower, from time to time, certain Mortgage Loans and the Collateral relating thereto;

     WHEREAS, the Borrower may, from time to time, request the Security Agent to deliver the Collateral relating to certain Mortgage Loans to the Purchaser for the purposes of the Purchaser's inspection of such Collateral prior to the purchase thereof by the Purchaser, and

     WHEREAS, the Purchaser shall hold any Collateral received by it as bailee for the benefit of the Security Agent until such time as the Purchaser either purchases such Collateral or returns such Collateral to the Security Agent upon the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the agreements herein set forth and for other good and valuable consideration, the parties hereto agree as follows.

     1. Upon written request from the Borrower to the Security Agent pursuant to the terms of the Warehouse Credit Agreement, the Security Agent will, from time to time, deliver Collateral to the Purchaser to be held by the Purchaser as bailee for the benefit of the Security Agent. The Collateral shall be delivered to the Purchaser's address set forth opposite its

                                   Schedule I

                                                                  Exhibit 10.103


signature below or any other address the Purchaser may designate in writing to the Security Agent. Enclosed with each such delivery of Collateral shall be a bailee letter (a "Bailee Letter") substantially in the form of Exhibit A to this Agreement.

     2. The Purchaser hereby acknowledges the security interest of the Security Agent in and to any Collateral received by the Purchaser and hereby agrees to hold such Collateral as bailee for the benefit of the Security Agent pursuant to the applicable provisions of the Uniform Commercial Code and upon the terms and conditions herein set forth.

     3. The Purchaser's obligations as bailee with respect to any Collateral received by the Purchaser shall terminate without further action by any party at such time as the Purchaser has either (a) purchased such Collateral by remitting in full the purchase price with respect to such Collateral specified in the applicable Purchase Contract (the "Purchase Price") by wire transfer in immediately available funds to the account of the Security Agent specified below and such funds have been received in such account; or (b) delivered and returned such Collateral to the Security Agent at the Security Agent's address set forth opposite its signature below or any other address the Security Agent may designate in writing to the Purchaser (the "Security Agent's Address").

          INSTRUCTIONS FOR WIRE TRANSFER OF FUNDS:


          To:      [INSERT NAME OF BANK]


          ABA No:
                     -----------------------------
          Acct. No.:
                     -----------------------------
          Attention:
                     -----------------------------
          Reference:
                     -----------------------------


          INSTRUCTIONS FOR CREDIT TO SECURITIES
          ACCOUNT FOR BOOK-ENTRY SECURITY ISSUANCE:

          ----------------------------------------

          ----------------------------------------

          ----------------------------------------


     4. Until such time as any Collateral received by the Purchaser has been purchased by the Purchaser in accordance with the Purchase Contract and the Purchase Price has been remitted or credited and received in full by the Security Agent as set forth in paragraph 3 above, the Purchaser acknowledges and agrees that (a) such Collateral shall remain subject to the liens and security interests granted by the Borrower to the Security Agent for the benefit of the Lender and (b) such Collateral shall be held by the Purchaser only for the Purchaser's inspection and shall not be delivered or released to any party (including, without limitation, the Borrower) other than the Security Agent or its designee identified by the Security Agent to the Purchaser in writing.

     5. Upon receipt by the Security Agent of the Purchase Price in full with respect to any Collateral held by the Purchaser in immediately available funds in the account specified in paragraph 3 above, the Security Agent's security interest in such Collateral so purchased shall automatically terminate and be canceled and released without notice or demand. Upon the


                                   Schedule I

                                                                  Exhibit 10.103


Purchaser's written request to the Security Agent, the Security Agent shall provide the Purchaser with appropriate filings, registrations or recordings necessary to effect such termination, cancellation and release.

     6. Until such time as the Purchaser has paid the Purchase Price in full with respect to any Collateral held by the Purchaser, the Security Agent shall have the right to require the Purchaser at any time, by written notice to the Purchaser, to immediately deliver and return such Collateral to the Security Agent at the Security Agent's Address. Anything to the contrary in this Agreement or any related document notwithstanding, unless such Purchase Price shall have been received by the Security Agent, the Purchaser agrees to deliver and return such Collateral to the Security Agent by no later than the date which is 20 calendar days after the date of the Bailee Letter with which such Collateral is delivered to the Purchaser without any notice, demand or other action by the Security Agent.

     7. The Purchaser agrees that the Purchase Price paid to the Security Agent with respect to any particular Collateral shall not be reduced due to any adjustments without the prior written approval of the Security Agent.

     8. This Agreement may be executed in two counterparts, each of which counterpart when executed and delivered shall be an original, but together shall constitute one and the same instrument.

     9. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of laws.

Three Executive Campus                      GE CAPITAL MORTGAGE SERVICES, INC.
Cherry Hill, NJ 08002                       as Security Agent


Attention:  Martin Schroeter                By:
                                               -------------------------------
                                               Name:
                                               Title:

[INSERT ADDRESS]                            [INSERT NAME OF INVESTOR/ PURCHASER]


                                            By:
----------------------------                   -------------------------------
                                            Name:
----------------------------                Title:

Attention:
          ------------------


                                   SCHEDULE I

                                                                  Exhibit 10.103


                                    EXHIBIT A

                                       TO

                                BAILEE AGREEMENT

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             THREE EXECUTIVE CAMPUS

                              CHERRY HILL, NJ 08002

[INSERT ADDRESS OF INVESTOR/PURCHASER]


Attention:  ___________________


                                  BAILEE LETTER

Re:  [INSERT NAME OF THE BORROWER]


Sirs:


     Reference is made to the Bailee Agreement, dated as of _____________, 199__, between [INSERT NAME OF INVESTOR/PURCHASER] (the "Purchaser") and GE Capital Mortgage Services, Inc. (the "Security Agent").

     Enclosed are the original mortgage notes and mortgage loan documentation described in the attached Schedule (the "Collateral").

     In accordance with the terms of the Bailee Agreement, by your receipt of the Collateral: (a) you acknowledge that the Collateral is subject to the Security Agent's security interest therein; (b) agree to hold the Collateral as bailee for the benefit of the Security Agent subject to the terms of the Bailee Agreement; and (c) agree to (i) remit in full the Purchase Price relating to the Collateral as provided in paragraph 3 of the Bailee Agreement or (ii) in the alternative, deliver and return the Collateral to the Security Agent to the address set forth below for the Security Agent's receipt by no later than __________________, 199__ [INSERT THE DATE THAT IS 20 CALENDAR DAYS AFTER THE DATE OF THIS LETTER].

                                             Sincerely yours,


Three Executive Campus                       GE CAPITAL MORTGAGE SERVICES, INC.,
Cherry Hill, NJ 08002                          as Security Agent

Attention:  Martin Schroeter

                                             By: _______________________________
                                             Name:
                                             Title:

Enclosures


                                    EXHIBIT A

                                                                  Exhibit 10.103


                                   SCHEDULE II

                      [ALTERNATE FORM OF BAILEE AGREEMENT]

                       GE Capital Mortgage Services, Inc.

                             Three Executive Campus

                              Cherry Hill, NJ 08002

                             _______________, 199___

[INSERT NAME OF THE INVESTOR]

------------------------------

------------------------------

------------------------------
Attention:
          --------------------


                                 BAILEE LETTER

Re:  [INSERT NAME OF THE BORROWER]

Sirs:

     The undersigned, as Security Agent an behalf and for the benefit of Cooper River Funding, Inc. (the Lender"), a lender to ______________________ (the "Borrower"), has been requested by the Borrower to deliver the enclosed original mortgage note[s] and mortgage loan documents (collectively the "Collateral") described in the attached Schedule for your inspection prior to purchase of the Collateral by you pursuant to a certain purchase contract (the "Purchase Contract") between you and the Borrower.

     The Borrower has granted to us as Security Agent for the benefit of the Lender a security interest in and to the Collateral. We hereby deliver the Collateral to you to be held by you as Bailee, and by your receipt of the Collateral you agree to hold the Collateral as bailee, for the benefit of us as Security Agent pursuant to the applicable provisions of the Uniform Commercial Code and upon the terms and conditions set forth below.

     Your obligations as bailee with respect to the Collateral shall terminate without further action by any party at such time as when you have either (a) purchased the Collateral by remitting in full the purchase price specified in the Purchase Contract (the "Purchase Price") by wire transfer in immediately available funds to our account specified below and such funds have been received in such amount; or (b) delivered and returned the Collateral to us at the address set forth below opposite our signature or such other address notified by us to you in writing (the "Security Agent's Address").

                                  SCHEDULE II

                                                                  Exhibit 10.103


          INSTRUCTIONS FOR WIRE TRANSFER OF FUNDS:


          To:      [INSERT NAME OF BANK]


          ABA No:
                     -----------------------------
          Acct. No.:
                     -----------------------------
          Attention:
                     -----------------------------
          Reference:
                     -----------------------------


          INSTRUCTIONS FOR CREDIT TO SECURITIES
          ACCOUNT FOR BOOK-ENTRY SECURITY ISSUANCE:

          ----------------------------------------

          ----------------------------------------

          ----------------------------------------


     Until the Collateral has been purchased by you in accordance with the Purchase Contract and the Purchase Price has been remitted or credited and received in full by us, as set forth above, (a) the Collateral shall remain subject to the liens and security interests granted by the Borrower to us as Security Agent for the benefit of the Lender and (b) the Collateral shall be held by you only for your inspection and shall not be delivered or released to any party (including, without limitation, the Borrower) other than us or our designee identified by us to you in writing.

     Upon receipt by us of the Purchase Price in full [in immediately available funds in the account specified above,] [by book-entry transfer to the securities account specified above,] our security interest in the Collateral so purchased shall automatically terminate and be canceled and released without notice or demand. Upon your written request to us, we shall provide you with appropriate filings, registrations or recordings necessary to effect such termination, cancellation and release.

     Until such time as you have paid the Purchase Price , we as Security Agent shall have the right to require you at any time, by written notice to you, to immediately deliver and return the Collateral to us at the Security Agent's Address. Notwithstanding the foregoing, unless the Purchase Price shall have been received by us, you agree to deliver and return the Collateral to us for our receipt at the Security Agent's Address by no later than the date which is [20] calendar days after the date of this letter without any notice, demand or other action by us.

     The Purchaser agrees that the Purchase Price paid to the Security Agent with respect to any particular Collateral shall not be reduced due to any adjustments without the prior written approval of the Security Agent.

     If you are in agreement with the foregoing, please have the enclosed copy of this letter duly executed by your authorized officer and return it to us at the Security Agent's Address. In the event that the foregoing is not acceptable to you please deliver and return to us immediately the Collateral at the Security Agent's Address by same-day or overnight courier delivery. In the event we do not receive a copy of this letter duly executed by you, then you shall be deemed to have accepted possession of the Collateral as bailee for us as Security Agent, effective the date

                                  SCHEDULE II

                                                                  Exhibit 10.103


first written above, subject to the security interest described above and upon the terms described above.

     This letter shall be governed and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws,

Three Executive Campus                       GE CAPITAL MORTGAGE SERVICES, INC.
Cherry Hill, NJ 08002                        as Security Agent

Attention:                                   By:
          ------------------------              --------------------------------
                                                 Name:
                                                 Title:

Agreed to and accepted as of the
date first written above


[INSERT NAME OF INVESTOR]


By:
   ------------------------
Name:
Title:


                                  SCHEDULE II
                                      -4-